Exchange Traded Concepts Trust

ETC 6 Meridian Quality Growth ETF

Summary Prospectus | April 1, 2023

Principal Listing Exchange for the Fund: NYSE Arca, Inc. | (Ticker Symbol: SXQG)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.6meridianfunds.com/investor-materials. You can also get this information at no cost by calling 866-SIXM-ETF (749-6383), by sending an e-mail request to 6MeridianETFs@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, each dated April 1, 2023, as each may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The ETC 6 Meridian Quality Growth ETF (the “Fund”) seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.61%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.47%
Total Annual Fund Operating Expenses	1.08%
Fee Waiver/Expense Reimbursement[1]	-0.08%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.00%

1 Exchange Traded Concepts, LLC (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 1.00% of the Fund’s average daily net assets for at least one year from the date of this Prospectus, unless earlier terminated by the Board of Trustees (the “Board”) of Exchange Traded Concepts Trust for any reason at any time. Amounts waived or reimbursed are subject to recoupment by the Adviser for up to three years from the date of waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (after taking into account the fee waiver for the first year of each period). Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$102	$336	$588	$1,310

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. For the fiscal year ended November 30, 2022, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

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Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily by investing in equity securities. The Fund invests mainly in common stocks and may invest in the securities of companies of any capitalization.

In selecting investments for the Fund, Madison Avenue Financial Solutions, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), uses a quantitatively-driven strategy designed to emphasize securities of companies that exhibit high quality and growth characteristics relative to their peers. Quality is defined as high and improving profitability, low leverage and low default probability, and low net equity and debt issuance relative to dividends and net buybacks. From an initial universe consisting of companies in the broad U.S. equity market, the Sub-Adviser excludes micro-cap companies (i.e., companies with a market capitalization of less than $500 million) and securities of companies that exhibit poor liquidity and momentum characteristics. Liquidity is measured as average dollar volume traded relative to the average shares outstanding, where the highest values are least favorable. Momentum is measured as the trailing 12-month price return excluding the most recent month, where the lowest values are least favorable. The Sub-Adviser ranks the remaining securities based on a composite of several quality-focused variables intended to measure profitability, growth, and ability to service financing obligations, and securities ranking the highest on this composite measure are considered for inclusion in the Fund. The Fund’s holdings are market cap weighted with a maximum individual weight for each holding of 5% at the time of purchase.

While investing in a particular market sector is not a strategy of the Fund, its portfolio may be significantly invested in one or more sectors as a result of the security selection decisions made pursuant to its strategy. Currently, the Fund expects to invest a significant portion of its assets in the securities of companies in the Health Care Sector and Information Technology Sector, although this may change from time to time.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company, and, therefore, takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

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Quality Stocks Risk. Stocks that demonstrate attributes of quality may experience lower than expected returns or negative returns. Many factors can affect a stock’s quality and performance and the impact of these factors on a stock is impossible to predict.

Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

Equity Risk. The prices of equity securities in which the Fund invests may rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole.

Non-Diversification Risk. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”), meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Sector Focus Risk. The Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors. While the Fund’s sector exposure is expected to vary over time, the Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors to which the Fund may have exposure over time and should not be relied on as such.

Health Care Sector Risk. The health care sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a patent may adversely affect their profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Information Technology Sector Risk. The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, the loss of patent, copyright and trademark protections, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies may also be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

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Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Issuer-Specific Risk. Fund performance depends on the performance of the issuers to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Large-Capitalization Risk. The Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an exchange traded fund (“ETF”), only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during periods of market stress, shares of the Fund may trade at a material discount to their net asset value (“NAV”) per share and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Risk. The market price of a security or instrument could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Management Risk. The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed over short- or long-term market cycles. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions, or company performance, and these judgments may affect the return on your investment. The quantitative strategy used by the Sub-Adviser may not perform as expected, particularly in volatile markets.

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Models and Data Risk. The Sub-Adviser relies heavily on quantitative models as well as data and information supplied by third parties that are utilized by the models. To the extent the models do not perform as designed or as intended, the Fund’s strategy may not be successfully implemented and the Fund may lose value. If the models or data are incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the models or data been correct and complete.

New/Smaller Fund Risk. A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate. The Fund may be liquidated by the Board without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Small- and Mid-Capitalization Risk. The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

Trading Risk. Shares of the Fund may trade on the NYSE Arca, Inc. (the “Exchange”) above (premium) or below (discount) their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of a Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask), which is known as the bid-ask spread. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. In such a circumstance, the Fund’s shares could trade at a premium or discount to their NAV.

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Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual total returns of the S&P 500® Index and Russell 1000® Growth Index. The S&P 500® Index is considered representative of the broad U.S. equities market, and the Russell 1000® Growth Index is considered representative of the large-cap growth segment of the U.S. equity market. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.6meridianfunds.com or by calling toll-free 866-SIXM-ETF (749-6383).

Annual Total Returns as of 12/31

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	10.48%	Q4/2022
Lowest Return	-17.46%	Q2/2022

Average Annual Total Returns for the Periods Ended December 31, 2022

ETC 6 Meridian Quality Growth ETF	1 Year	Since Inception (5-10-2021)
Return Before Taxes	-23.89%	-9.12%
Return After Taxes on Distributions	-23.91%	-9.13%
Return After Taxes on Distributions and Sale of Fund Shares	-14.13%	-6.90%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	-29.14%	-8.44%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	-18.11%	-3.67%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares of the Fund through tax-deferred arrangements, such as 401(k) plans or IRAs. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

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Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. Madison Avenue Financial Solutions, LLC (doing business as 6 Meridian) serves as the sub-adviser to the Fund.

Portfolio Managers

Andrew Mies, Founder/Partner and Chief Investment Officer of the Sub-Adviser, has served as a portfolio manager of the Fund since its inception in 2021.

Ammie Weidner, Vice President – Director of Trading and Operations of the Sub-Adviser, has served as a portfolio manager of the Fund since its inception in 2021.

Jason Mayers, Senior Associate, Investment Management of the Sub-Adviser, has served as a portfolio manager of the Fund since 2022.

Andrew Serowik, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in 2021.

Todd Alberico, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in 2021.

Gabriel Tan, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in 2021.

Purchase and Sale of Fund Shares

The Fund issues shares to, and redeems shares from, certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions for the Fund generally are conducted in exchange for the deposit or delivery of a portfolio of securities closely approximating the holdings of the Fund and a specified cash payment. Individual shares of the Fund may only be purchased and sold in the secondary market through a broker or dealer at a market price. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at prices greater than NAV (premium) or less than NAV (discount). When buying or selling shares of the Fund in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.6meridianfunds.com.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, qualified dividend income, or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

 MER-SM-006-0300

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